EXHIBIT 32.A

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 In connection with the filing of the Quarterly Report on Form 10-QSB for the quarter ended December 31, 2007 as filed with the Securities and Exchange Commission (the “Report”) by OptiCon Systems, Inc. (the “Registrant”), I, Sadruddin Currimbhoy, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

/s/ Sadruddin Currimbhoy
Sadruddin Currimbhoy
President and Chief Executive Officer
Dated: February 14, 2008